Exhibit 4.3


         NUMBER   FLCG                                 ***          ***  SHARES

                                    [logo]

                            FRONTLINE CAPITAL GROUP

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


         COMMON STOCK                                              COMMON STOCK
          $.01 PAR VALUE

         THIS CERTIFIES THAT                                       CUSIP

         IS THE OWNER OF ***               ***

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                            FrontLine Capital Group

         (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the certificate of incorporation of the Corporation, as amended (the "Charter"), and the Bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                  IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

         Dated:

         ---------------------------                  ------------------------
         Mitchell Rechler, Secretary                  Scott Rechler, President


         Countersigned and Registered:

         American Stock Transfer &
           Trust Company, Transfer Agent
           and Registrar

        By______________________________
            Authorized Signature


                               IMPORTANT NOTICE

         The Corporation will furnish to any stockholder on request and without charge a full statement of the information required by Section 151(f) of the General Corporation Law of the State of Delaware with respect to the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         Except as otherwise provided pursuant to the charter of the Corporation, no Person may Beneficially Own shares of Common Stock in excess of 9.9% (or such greater percentage as may be determined by the Board of Directors of the Corporation) of the number or value of the outstanding shares of the Common Stock and no Person may Beneficially Own shares of Equity Stock in excess of 9.9% (or such greater percentage as may be determined by the Board of Directors of the Corporation) of the value of the outstanding shares of Equity Stock. Any Person who attempts or proposes to Beneficially Own shares of Common Stock or Equity Stock in excess of the above limitations must notify the Corporation in writing at least 15 days prior to such proposed or attempted Transfer. All capitalized terms in this legend have the meanings defined in the charter of the Corporation, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Stock that will be held in trust by the Corporation.

                           -------------------------


          KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN
            OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
              INDEMNITY AS A CONDITION TO THE ISSUANCE OF A
                          REPLACEMENT CERTIFICATE.

                           -------------------------

                  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  - as tenants in common               UNIF GIFT MIN ACT -- _________     Custodian    _______
         TEN ENT  - as tenants by the entireties                            (Cust)                     (Minor)
         JT TEN   - as joint tenants with              under Uniform Gifts to Minors Act _______
                    right of survivorship and                                            (State)
                    not as tenants in common


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other identifying number of assignee

------------------------------------------------------------------------------

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

------------------------------------------------------------------------------
------------------------------------------------------------------------------
----------------------------------------------------SHARES REPRESENTED BY THIS
CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

----------------------------------------------------ATTORNEY TO TRANSFER THE
SAID SHARES ON THE BOOKS OF THE CORPORATION WITH THE POWER OF SUBSTITUTION IN THE PREMISES.

Dated:                             Signature:
      ------------------------                --------------------------------
                                               NOTICE: The Signature To This
                                               Assignment Must Correspond With
                                               The Name As Written Upon the
                                               Face Of The Certificate In
                                               Every Particular, Without
                                               Alteration Or Enlargement Or
                                               Any Change Whatsoever.

Signature Guaranteed by:


--------------------------------------